Exhibit 10.4

                      DO NOT DESTROY THIS PROMISSORY NOTE.

WHEN PAID IN FULL, THIS NOTE, TOGETHER WITH THE SECURITY INSTRUMENTS SECURING THE SAME, SHOULD BE MARKED "CANCELED" BY LENDER AND DELIVERED TO BORROWER AS RECEIPT OF ALL AMOUNTS OWING UNDER THIS NOTE.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, THE AMERICAN STOCK EXCHANGE OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING.

THESE SECURITIES AND ANY SHARES ISSUED UPON THE CONVERSION TERMS SET FORTH HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                 PROMISSORY NOTE
                             (Convertible & Secured)

                                                              New York, New York
                                                                December 4, 2001

FOR VALUE RECEIVED, LAIDLAW GLOBAL CORPORATION, a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay in lawful money of the United States of America and in immediately available funds, to the order of Third Security, LLC, a Virginia limited liability company ("Lender"), at such place as Lender shall specify, on the Maturity Date defined below, the original principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan Amount"), which Loan Amount may be increased (as adjusted, the "Loan Amount") pursuant to the terms of the Call and Put Option Agreement, dated as of the date hereof, between Borrower and Lender (the "Call and Put Option Agreement"), together with accrued interest as provided herein, if any, and in accordance with the following provisions:

1. Term; Principal Payments; Maturity. The Loan Amount, together with accrued interest as provided herein, if any, is payable on the earlier of (i) 45 days (excluding in determining the 45 days the days from December 15 through December 31, inclusively) after delivery of written notice from Lender to Borrower of its decision to abandon its right to acquire all of the Purchased Shares (as defined in the LOI (as defined below)) or (ii) April 1, 2003 (the "Maturity Date").

2. Calculation of Interest. The aggregate outstanding principal balance of this Note shall accrue simple interest at 8 1/2% per annum. Interest shall be calculated on the unpaid principal balance hereof on the basis of the actual number of days elapsed and based on a 360-day year and shall accrue until the Maturity Date or conversion of the entire principal amount of this Note. Interest (including any default interest at the rate set forth in Paragraph 11 hereof, if any) shall accrue and be payable under this Note whether or not Borrower, its successors or assigns, should avail themselves of the protection of the United States bankruptcy courts in any manner. All accrued and unpaid interest shall be payable in cash regardless of any conversion of this Note.

3. Interest Payments. Borrower shall not be required to make any payments of accrued interest until the earlier of (i) the Maturity Date or (ii) the conversion of the entire principal amount of this Note, at which time the entire Loan Amount, together with all accrued but unpaid interest thereon, shall be due and payable to Lender in full.

4. Place of Payment. All payments due under this Note, shall be mailed, wired or delivered to Lender at such place or address as Lender of this Note may specify in writing to Borrower.

5. Purpose. Borrower and Lender acknowledge that this Note is being given as part of a transaction contemplated by a Letter of Intent ("LOI") dated December 3, 2001 between the parties. This Note reflects the delivery of funds as provided by the LOI and the parties anticipate that the Note will be superceded and replaced by a formal agreement between the parties, negotiated in good faith, in furtherance of the LOI (the "Definitive Agreement").

6. Security.

     6.1. As a condition to Lender accepting this Note from Borrower, and as security therefore, Borrower shall grant to Lender a general security interest in and to all of the shares of common stock owned by Borrower in H&R Acquisition Corp. (which property and assets are further identified and defined as the "Collateral" in the Pledge Agreement, as defined below).

     6.2. The terms of the security interest granted to Lender is evidenced and further defined by that certain Pledge Agreement and accompanying UCC Financing Statement(s), if any, executed and delivered concurrently with this Note by and between Borrower and Lender (collectively, the "Pledge Agreement")

7. Terms of Conversion.

     7.1. Lender shall have the right, at any time or times (i) subsequent to the Maturity Date so long as the Loan Amount has not been repaid, (ii) after a default not cured as provided for herein or in the Pledge Agreement, or (iii) with the written consent of Borrower, to elect in lieu of collection hereon or any other relief, to convert all of the unpaid portion of the Loan Amount into shares of the common stock of Borrower (the "Common Stock") at the Conversion Price hereinafter defined. In addition, Lender shall have the right, at any time or times after execution of the Definitive Agreement to convert an amount of the unpaid portion of the Loan Amount into shares of Common Stock equal to the number of shares comprising the Initial Shares (as defined in the LOI) in excess of the Option Shares (as defined in the LOI) purchased by Lender, at the Conversion Price hereinafter defined.

          7.1.1. "Conversion Price" shall mean that amount fixed in the Definitive Agreement for the acquisition of Common Stock by Lender or until such time as the Definitive Agreement is entered into between Lender and Borrower, the amount specified in the Call and Put Option Agreement.

          7.1.2. The Conversion Price in effect at any time and the number and shares of Common Stock purchasable upon the exercise of the Note shall be subject to adjustment from time to time upon the happening of certain events as follows:

               7.1.2.1. In case Borrower shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

               7.1.2.2. In case Borrower shall (i) sell shares of Common Stock at a price per share less than the Conversion Price then applicable, or (ii) issue any security convertible into shares of Common Stock with a conversion price per share less than the Conversion Price then applicable, then in any and every such event, the Conversion Price shall be reduced and shall be equal to such lower sales or conversion price.

               7.1.2.3. Whenever the Conversion Price is adjusted, as herein provided, Borrower shall promptly cause a notice setting forth the adjusted Conversion Price and adjusted number of shares issuable upon conversion of the Note to be delivered to Lender as provided herein. Borrower may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by Borrower) to make any computation required by this Section, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     7.2. To exercise the aforesaid conversion right, Lender shall deliver to Borrower at its principal office a Notice of Conversion, attached hereto as the "Notice of Conversion", and Borrower shall deliver the Shares into which all or part of the Note has been converted and the outstanding Loan Amount shall be reduced by the amount so converted.

     7.3. Limitation on Shares. The issuance of any shares of Common Stock on conversion of this Note as set forth herein shall be subject to all applicable rules and regulations of the Securities Act, the Securities and Exchange Commission, any State Securities Commission, the American Stock Exchange or any other regulatory authority having jurisdiction thereon. Borrower agrees to use its best efforts and to cooperate with Lender in obtaining compliance with such authority, rules and regulations to give effect to the right of conversion.

8. Covenants and Agreements of Borrower. Until this Note has been paid in full as provided herein, Borrower hereby covenants and agrees with Lender as follows:

     8.1. Borrower will at all times take or cause to be taken all such action as may from time to time be necessary to maintain, preserve, and renew its corporate existence in good standing under the laws of the State of Delaware.

     8.2. Borrower agrees to perform, keep and observe all of the terms, conditions, covenants, agreements, warranties or representations contained in this Note, the Pledge Agreement and in any other agreement regarding the Collateral to which it is bound as though fully set forth herein and agreed to hereby.

     8.3. Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, Borrower will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

9. Default of Borrower. Any one or more of the following shall constitute an "event of default" by Borrower under the terms of this Note:

     9.1. If Borrower fails to pay any payment, whether at Maturity or otherwise, of principal and/or interest upon the due date thereof, if such default continues and remains uncured for a period of five days after written notice from Lender; and/or

     9.2. If Borrower defaults in the performance or observance of any of the covenants, conditions or agreements set forth in this Note, the Pledge Agreement, the LOI or any other credit or loan agreement pursuant to which Borrower has issued debt securities or borrowed money, and if such default continues and remains uncured for any curative period provided for therein; and/or

     9.3. The institution by Borrower of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by Borrower in furtherance of any such action, or the admission in writing of its inability to pay its debts generally as they become due; and/or

     9.4. If, within 60 days after the commencement of an action against Borrower (and service of process in connection therewith on Borrower) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Borrower or all orders or proceedings thereunder affecting the operations or the business of Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 60 days after the appointment without the consent or acquiescence of Borrower of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, such appointment shall not have been vacated.

10. Lender's Remedies for Default. In the event of a default described in Paragraph 9 above, and after any applicable notice and/or curative period specified therein, at the option of Lender, and upon written demand, Lender may do one or any of the following:

     10.1. Accelerate the Maturity Date of this Note and declare the entire outstanding balance hereof, including all fees and costs (if any), principal and accrued but unpaid interest thereon, immediately due and payable in full; and/or

     10.2. Exercise any other of its rights or remedies available to Lender under the terms of the Pledge Agreement, as well as all other rights and remedies Lender shall have as a secured party under the Uniform Commercial Code.

     10.3. Each of the options, rights and remedies provided herein or available at law or in equity which may be exercised by Lender, may be exercised separately or concurrently with any one or more other options, rights or remedies. Failure to exercise any option, right or remedy shall not constitute a waiver of the right of Lender to exercise such option, right or remedy in the event of or with respect to any prior, subsequent or concurrent transaction or occurrence of the same or a different kind or character.

11. Increase in Interest Rate. From and after the maturity of this Note, whether on the Maturity Date or as a result of an acceleration of the principal and interest by reason of an event of default under this Note, the entire outstanding principal balance hereunder and all accrued but unpaid interest thereon shall automatically bear interest (in place of the interest rate specified above) at the rate of 12% per annum (or 1% per month).

12. Conformity With Usury Laws. Notwithstanding anything to the contrary contained herein, the amount of interest payable under the terms of this Note shall in no event exceed the maximum amount of interest permitted to be charged by law. Any interest so paid by Borrower in excess of the maximum amount of interest permitted by law shall be deemed to have been payments of principal.

13. Attorneys' Fees and Costs. If any action or proceeding, including arbitration, is commenced to collect this Note or any part thereof at law, in equity, in bankruptcy or otherwise, or if Borrower's obligations hereunder or any part thereof are placed in the hands of attorneys for collection, the court or arbitrator in such action or proceeding shall award Lender, or any other holder of this Note, in addition to any other relief granted, (i) the actual reasonable attorneys' which the prevailing party has paid or is obligated to pay; and (ii) all costs and expenses, not merely recoverable costs, which the prevailing party has paid or is obligated to pay. The court or arbitrator may reduce such actual reasonable attorneys' fees, costs and expenses only to the extent that the court or arbitrator determines that such amounts were unnecessarily incurred. In addition, the parties agree that if any dispute between the parties results in a judgment in favor of either party, such party shall be entitled to recover from the other all reasonable attorneys' fees and costs incurred by it in enforcing such judgment. This provision is intended to be severable from any other provision of this Note and is not to be deemed merged in the judgment.

14. No Waiver; Extension of Time for Repayment. Lender of this Note may extend the time for payment, postpone the enforcement hereof or grant any other indulgences without affecting or diminishing Lender's right to recourse against Borrower or any endorsers, sureties or guarantors, which right is expressly reserved.

15. Binding Effect; Assignability. The terms and provisions hereof shall inure to the benefit of and be binding upon Borrower and Lender and their respective successors, and assigns; provided, however, Borrower's obligations hereunder are nontransferable and non assignable without the prior written consent of Lender. Any person who assumes the obligations under this Note shall also be obligated to keep of the promises made in this Note. Lender may enforce its rights under this Note against each person individually or against all of them together, meaning that any one of them may be required to pay all of the amounts owed under this Note.

16. Severability. In the event any one or more of the provisions contained in this Note, or any application thereof shall be invalid or rendered unenforceable in any effect, the validity, legality and enforceability of the remaining provisions contained herein and the application thereof shall not in any way be affected or impaired thereby.

17. Governing Law. This Note and any exhibits or supplements hereto shall be deemed entered into in the State of New York. This Note and the rights of the parties hereunder shall be governed by and construed in accordance with the law of the State of New York without giving effect to any conflict of law provision.

18. Errors and Omissions Compliance. Borrower acknowledges that in consideration of the delivery of the Loan Amount, Borrower agrees to cooperate promptly with Lender and its agents in the correction or completion of the documents related to the loan, if deemed necessary or desirably by Lender. Borrower understands that this may include correction of names of parties, correction or execution of a new note or other agreement evidencing the indebtedness or other security agreement to reflect the agreed terms as same may be revised. Failure to so cooperate shall be deemed an event of default under Paragraph 10, above.

19. Waiver. Except as herein provided, Borrower waives demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agrees that its liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

     IN WITNESS WHEREOF, Borrower has caused this Promissory Note (Convertible & Secured) to be executed and delivered by a duly authorized officer as of the day and year first above written.

                                            LAIDLAW GLOBAL CORPORATION,
                                            Borrower:



                                            By: _________________________
                                                Name:
                                                Title:

                              NOTICE OF CONVERSION


     The undersigned hereby irrevocably elects to convert the attached Convertible Note to the extent of purchasing shares of Common Stock of Laidlaw Global Corporation in accordance with the terms of conversion set forth therein and hereby surrenders the Convertible Note in payment of the actual Conversion Price thereof.


Date:_________________, 200_
THIRD SECURITY, LLC


By:      ___________________________________
         Name:
         Title: